EXHIBIT 10.04

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary agreement No. 2 to the employment contract
No. 10 dated August 11, 2011

Moscow	October 02, 2017
(Place of conclusion the supplementary agreement)

Freedom Finance Investment Company Limited Liability Company
(Full name of a legal entity in accordance with its Charter)

represented by its Financial Director, Mr. Povalishin Maxim Sergeyevich,
(title of authorized person; Full Name)

acting based on Power of attorney n/n dated October 27, 2012, hereinafter referred to as the
«Employer», on the one hand, and Mr. Turlov Timur Ruslanovich,
(Full Name)

hereinafter referred to as the «Employee», on the other hand, have concluded this supplementary agreement to the employment contract dated August 11, 2011, No. 10 as follows:

1. The section (paragraphs, sub-closes) paragraph 3.1  of the employment contract regulating the wages payment shall be replaced as follows:

The employee is set a 40-hour work week with two days off (Saturday and Sunday). Compensation for the performance of duties stipulated by the terms of this agreement is made in proportion to the time worked, based on the salary for the position in the amount of 500,000 (five hundred thousand) rubles per month. The Payment is made by transfer of funds from the Company's current account to the Employee's account. The change in the amount of wages is formalized by signing of an appropriate agreement. An employee is set to a working day in accordance with the Employer’s Internal Labor Rules.

2. This supplementary agreement is an integral part of the employment contract dated August 11, 2011, No. 10, is made in two copies having equal legal force. One counterpart is keeping by the Employer in the Employee’s personal data, the second by the Employee.

3. The employment contract alternations stipulated hereby come into force from October 02, 2017.

4. Supplementary agreement parties’ details

The Employer: Location: Olimpiyskiy ave. 14, Moscow, 129090
The Employee: Mr. Turlov Timur Ruslanovich, passport series [***] issued by Department of the Federal Migration Service of Russia [***] on February 16, 2015, unit code: [***], registered at address:, [***].

The Employer	The Employee

/s/ M.S. Povalishin	/s/ T.R. Turlov
Mr. M.S.Povalishin	Mr. T.R.Turlov
(signature and company seal)	(signature)

Translation of the company seal:
/ Limited Liability Company, Moscow
Freedom Finance Investment Company/